Exhibit 13
CERTIFICATION OF CHIEF FINANCIAL OFFICER
     In connection with the Annual Report on Form 20-F of Gemplus International S.A. (the “Company”) for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Frans Spaargaren, Chief Executive Officer and Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 30, 2006

/s/ Frans Spaargaren Frans Spaargaren
Chief Executive Officer and Chief Financial Officer